EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	March 31, 2013		December 31, 2012		March 31, 2012
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$35,802	$36,246	$30,695	$31,217	$24,810	$25,488
Obligations of states and political subdivisions:
Tax-exempt	132,917	138,910	130,168	137,020	128,628	133,337
Taxable	27,215	27,595	24,426	24,817	16,846	17,206
Mortgage-backed securities	64,505	67,666	76,368	80,196	117,251	121,943
Collateralized mortgage obligations,
Issued by U.S. Government agencies	172,222	173,918	179,770	183,510	162,846	165,764
Trust preferred securities issued by individual institutions	5,160	5,163	5,167	5,171	7,783	8,147
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	1,614	1,659	1,615	1,613	4,993	4,638
Pooled trust preferred securities - mezzanine tranches	0	0	0	0	0	782
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	440,095	451,817	448,869	464,204	463,817	477,965
Marketable equity securities	5,570	8,038	5,912	8,373	6,151	8,699
Total	$445,665	$459,855	$454,781	$472,577	$469,968	$486,664

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Mar. 31,	Dec. 31,	Mar. 31,
	2013	2012	2012
Residential mortgage:
Residential mortgage loans - first liens	$306,754	$311,627	$326,343
Residential mortgage loans - junior liens	25,567	26,748	27,590
Home equity lines of credit	32,237	33,017	30,534
1-4 Family residential construction	12,032	12,842	8,409
Total residential mortgage	376,590	384,234	392,876
Commercial:
Commercial loans secured by real estate	155,474	158,413	158,323
Commercial and industrial	47,031	48,442	54,370
Political subdivisions	27,366	31,789	36,517
Commercial construction and land	28,461	28,200	23,577
Loans secured by farmland	11,214	11,403	10,334
Multi-family (5 or more) residential	6,478	6,745	6,326
Agricultural loans	2,864	3,053	2,982
Other commercial loans	238	362	323
Total commercial	279,126	288,407	292,752
Consumer	11,030	11,269	11,960
Total	666,746	683,910	697,588
Less: allowance for loan losses	(7,118)	(6,857)	(7,370)
Loans, net	$659,628	$677,053	$690,218

Loans Held for Sale
(In Thousands)	Mar. 31,	Dec 31,	Mar. 31,
	2013	2012	2012
Residential mortgage loans originated
and serviced - outstanding balance	$114,933	$103,176	$64,569
Less: outstanding balance of loans sold	(114,134)	(100,631)	(62,346)
Loans held for sale, net	$799	$2,545	$2,223

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	3 Months
	Ended	Ended	Ended	Ended
	Mar. 31,	Dec. 31,	Dec. 31	Mar. 31,
	2013	2012	2012	2012
Balance, beginning of period	$6,857	$7,792	$7,705	$7,705
Charge-offs	(193)	(817)	(1,221)	(176)
Recoveries	271	15	85	23
Net recoveries (charge-offs)	78	(802)	(1,136)	(153)
Provision (credit) for loan losses	183	(133)	288	(182)
Balance, end of period	$7,118	$6,857	$6,857	$7,370

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	Mar. 31,	Dec. 31,	Mar. 31,
	2013	2012	2012
Impaired loans with a valuation allowance	$2,722	$2,710	$3,299
Impaired loans without a valuation allowance	4,751	4,719	3,678
Total impaired loans	$7,473	$7,429	$6,977

Total loans past due 30-89 days and still accruing	$6,366	$7,756	$5,827

Nonperforming assets:
Total nonaccrual loans	$7,090	$7,353	$6,961
Total loans past due 90 days or more and still accruing	2,351	2,311	1,252
Total nonperforming loans	9,441	9,664	8,213
Foreclosed assets held for sale (real estate)	915	879	977
Total nonperforming assets	$10,356	$10,543	$9,190

Loans subject to troubled debt restructurings (TDRs):
Performing	$829	$906	$960
Nonperforming	1,338	1,155	1,973
Total TDRs	$2,167	$2,061	$2,933

Total nonperforming loans as a % of loans	1.42%	1.41%	1.18%
Total nonperforming assets as a % of assets	0.83%	0.82%	0.70%
Allowance for loan losses as a % of total loans	1.07%	1.00%	1.06%
Allowance for loan losses as a % of nonperforming loans	75.39%	70.95%	89.74%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2013	Return/	12/31/2012	Return/	3/31/2012	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$315,612	2.31%	$327,726	2.32%	$331,007	3.32%
Tax-exempt	130,123	5.75%	132,495	5.86%	127,729	6.03%
Total available-for-sale securities	445,735	3.32%	460,221	3.34%	458,736	4.08%
Interest-bearing due from banks	29,638	0.38%	23,861	0.40%	34,334	0.33%
Federal funds sold	15	0.00%	0	0.00%	0	0.00%
Loans held for sale	2,193	3.88%	3,204	4.10%	1,057	3.42%
Loans receivable:
Taxable	636,278	5.88%	656,020	5.97%	665,936	6.26%
Tax-exempt	38,491	5.81%	39,676	5.99%	36,218	6.36%
Total loans receivable	674,769	5.88%	695,696	5.97%	702,154	6.27%
Total Earning Assets	1,152,350	4.74%	1,182,982	4.83%	1,196,281	5.25%
Cash	16,080		17,482		16,891
Unrealized gain/loss on securities	16,270		18,983		17,923
Allowance for loan losses	(7,126)		(7,849)		(7,739)
Bank premises and equipment	18,655		18,911		18,898
Intangible Asset - Core Deposit Intangible	132		149		204
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	43,376		44,146		48,282
Total Assets	$1,251,679		$1,286,746		$1,302,682

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$174,149	0.12%	$169,782	0.12%	$161,524	0.13%
Money market	202,129	0.14%	208,463	0.15%	205,866	0.19%
Savings	116,538	0.10%	110,645	0.10%	104,532	0.10%
Certificates of deposit	160,011	1.17%	186,238	1.43%	191,924	1.73%
Individual Retirement Accounts	134,076	0.50%	137,565	0.58%	146,241	0.96%
Other time deposits	845	0.00%	738	0.00%	942	0.00%
Total interest-bearing deposits	787,748	0.40%	813,431	0.50%	811,029	0.67%
Borrowed funds:
Short-term	4,220	0.10%	8,877	0.18%	7,422	0.16%
Long-term	83,341	4.00%	86,362	4.00%	115,607	4.00%
Total borrowed funds	87,561	3.81%	95,239	3.64%	123,029	3.77%
Total Interest-bearing Liabilities	875,309	0.74%	908,670	0.83%	934,058	1.08%
Demand deposits	184,890		187,748		189,275
Other liabilities	8,875		9,086		9,452
Total Liabilities	1,069,074		1,105,504		1,132,785
Stockholders' equity, excluding
other comprehensive income/loss	172,578		169,346		158,801
Other comprehensive income/loss	10,027		11,896		11,096
Total Stockholders' Equity	182,605		181,242		169,897
Total Liabilities and Stockholders' Equity	$1,251,679		$1,286,746		$1,302,682
Interest Rate Spread		4.00%		4.00%		4.17%
Net Interest Income/Earning Assets		4.18%		4.19%		4.41%

Total Deposits (Interest-bearing
and Demand)	$972,638		$1,001,179		$1,000,304

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the
Corporation’s marginal federal income tax rate of 35%.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	Mar. 31,	Dec. 31,	Mar. 31,
	2013	2012	2012
Service charges on deposit accounts	$1,159	$1,329	$1,161
Service charges and fees	201	235	220
Trust and financial management revenue	944	1,085	929
Brokerage revenue	144	148	168
Insurance commissions, fees and premiums	45	52	34
Interchange revenue from debit card transactions	464	478	495
Net gains from sales of loans	545	662	265
Increase in cash surrender value of life insurance	93	108	119
Net loss from premises and equipment	0	(1)	0
Other operating income	248	231	264
Total other operating income, before realized
gains on available-for-sale securities, net	$3,843	$4,327	$3,655

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	Mar. 31,	Dec. 31,	Mar. 31,
	2013	2012	2012
Salaries and wages	$3,600	$3,615	$3,575
Pensions and other employee benefits	1,255	1,059	1,366
Occupancy expense, net	634	602	636
Furniture and equipment expense	494	469	482
FDIC Assessments	152	165	146
Pennsylvania shares tax	350	301	332
Other operating expense	2,068	1,743	1,876
Total noninterest expense, before loss on
prepayment of borrowings	8,553	7,954	8,413
Loss on prepayment of borrowings	1,023	0	0
Total Noninterest Expense	$9,576	$7,954	$8,413